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                                                                   Exhibit 10.15

                                   Prepared by:

                                             /s/ Jeffrey G. Albertson

                                            JEFFREY G. ALBERTSON, ESQ
                                            Albertson, Ward & McCaffrey
                                            36 Euclid Street
                                            P.O. Box 685
                                            Woodbury, New Jersey  08096
                                            (609) 853-7770

                                  MORTGAGE NOTE

$2,700,000.00                                               Woodbury, New Jersey
                                                                   June 11, 1996

         BETWEEN the Borrower(s) K-TRON AMERICA, INC., whose address is Route 55 and 553, P.O. Box 888, Pitman, New Jersey 08071-0888, referred to as "Borrower".

         AND the Lender, THE BANK of Gloocester County, whose address is 1100 Old Broadway, Woodbury, New Jersey 08096, referred to as "THE BANK".

         If more than one Borrower signs this Note, the word "Borrower" shall mean each Borrower named above. The word "THE BANK" means the original Lender and anyone else who takes this Note by transfer.

         BORROWER'S PROMISE TO PAY PRINCIPAL AND INTEREST. In return for a loan that Borrower received, Borrower promises to pay $2,700,000.00 (called "principal"), plus interest to the order of THE BANK. Interest, at a yearly rate of 9.0% will be charged on that part of the principal which has not been paid from the date of this Note until all principal has been paid. Interest shall be calculated hereunder for the actual number of days that principal is outstanding based on a year of 360 days.

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         PAYMENTS. Borrower will pay principal and interest based on a TWENTY
(20) YEAR schedule with monthly payments of $24,292.60 on the fIRST DAY OF EACH MONTH BEGINNING ON AUGUST 1996. Borrower will pay all amounts owed under this Note no later than JULY 1, 2016. All payments will be made to THE BANK at the address shown above or to a different place if required by THE BANK.

         OPTION TO DECLARE LOAN DUE: Although the repayment of the loan evidenced by this instrument has been designed as if it were to extend for a term of TWENTY (20) YEARS, BORROWERS understand that THE BANK expressly reserves the right and option, exercisable at its discretion, to declare the entire unpaid principal balance under this Note together with all interest which shall have accrued thereon to be due and payable on the FIFTH (5TH) ANNIVERSARY of the date of the first payment due under this Note and on each succeeding FIVE (5) YEAR anniversary of that date during the term hereof (Loan Call Date). In the event THE BANK desires to exercise its option to declare the loan due, it shall deliver written notice thereof by regular first class mail to BORROWERS' last known address within the 180-day period commencing on the 90th day prior to and ending on the 90th day after a Loan Call Date. BORROWERS shall, within 90 days after BORROWER'S receipt of written notice from THE BANK of its exercise of the option, repay the entire principal balance due under this Note together with all unpaid interest which shall have accrued-thereon as well as any other sums which may then be due under this Note, the mortgage security, or any other document constituting a part of the within loan transaction.

         SECURITY. The Borrower hereunder has delivered as security for this instrument a mortgage bearing even date herewith covering premises designated on the official tax map as Lot
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3.01, Block 249, Township of Mantua, Gloucester County, New Jersey, which
Mortgage is about to be recorded in the office of the Clerk of Gloucester
County.

         PREPAYMENT: Borrower shall have the right to prepay this Note in whole or in part at any time without penalty. Prepayments shall first be applied to interest due and then to the remaining principal.

         LATE CHARGE: The effective date of the receipt by the holder of any installment of this Note shall be the day on which the holder receives cash or collected funds at the place of payment as specified herein in payment of any such installment. BORROWERS shall be entitled to a FIFTEEN (15) DAY grace period after which period a "late charge" of $0.05 FOR EACH $1.00 SO OVERDUE OR $25.00 WHICHEVER IS GREATER, NOT TO EXCEED $1,000.00 may be charged by the holder for the purpose of defraying the expense incident to handling such delinquent payment.

         DEFAULT: If any installment of this Note or interest payment is not paid within 15 days of the date and at the place herein specified, THE BANK may at its option, and without further notice declare this Note to be in default and the entire principal balance then remaining unpaid together with all interest which shall have accrued on the unpaid principal balance from and after the date of such default shall be due and payable in full without notice.

         If a default shall occur in this loan and not be cured as provided in the loan documents or otherwise agreed to by THE BANK, THE BANK shall, after declaring the loan to be in default, have the right to increase the interest rate TWO (2%) PERCENT PER YEAR in excess of the note rate. This provision is in addition to any late charges that may be due.

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         ATTORNEY'S FEE: If this Note is placed in the hands of an attorney for collection because of a default in the terms hereof or in the terms of the mortgage given as security for the within obligation, the undersigned jointly and severally agree to pay the reasonable fees and costs of such attorney, whether or not legal action is instituted and further consent that if a judgment is entered in any action the amount of such fees shall form a part of such judgment in addition to any fees allowed by Statute or Rule of the Court.

         COMMITMENT LETTER COMPLIANCE: This Note is contingent upon BORROWERS' compliance with all of the terms and conditions contained in the commitment letter issued by THE BANK to BORROWERS on or about June 5, 1996. Upon breach of any term or condition contained therein THE BANK shall have the right to declare this loan in default and demand payment in full of the principal balance remaining unpaid, together with all interest which shall have accrued thereon. Further, providing the said commitment letter so provides, THE BANK reserves the right to increase the interest rate in accordance with the provisions of the loan commitment for failure of the BORROWER or any guarantor to submit required financial information within thirty days of the date of request by THE BANK.

         PAYMENT AT MATURITY: THIS LOAN IS PAYABLE IN FULL:

         A. AT MATURITY; OR

         B. UPON DEMAND IN THE EVENT OF A DEFAULT HEREUNDER OR DEFAULT UNDER THE MORTGAGE SECURING THIS NOTE OR DEFAULT UNDER THE TERMS OF ANY OTHER LOAN INSTRUMENT. IN SUCH EVENT, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE BANK IS UNDER NO
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OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO
MAKE PAYMENT 0UT 0F 0THER ASSETS YOU MAY 0WN OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE BANK.

         WAIVER OF PRESENTMENT: EACH AND ALL PARTIES hereto whether maker, endorsers, sureties, guarantor or otherwise do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest.

         IN WITNESS WHEREOF, the BORROWERS hereunder have hereunto set their hands and seals the day and year first above written.

ATTEST:                                              K-TRON AMERICA, INC.

                                                     BY:

 /s/ Patricia M. Moore                                /s/ Kevin C. Bowen
PATRICIA M. MOORE,                                   KEVIN C. BOWEN, PRESIDENT
VICE PRESIDENT - FINANCE